UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 30, 2015


                         SYNERGY RESOURCES CORPORATION
                         -----------------------------
            (Exact name of Registrant as specified in its charter)


          Colorado                      001-35245             20-2835920
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 (State or other jurisdiction      (Commission File No.)     (IRS  Employer
      of incorporation)                                    Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01.  Completion of Acquisition or Disposition of Assets

     On April 27, 2015 the Company acquired an undivided 30% working interest in undeveloped oil and gas leases from Vectra Oil & Gas, Ltd. The leases cover approximately 45,000 gross (13,500 net) acres in the NE Wattenberg Extension Area of the DJ Basin.

     The purchase price for the leases was $250 per net acre, payable in 287,642 restricted shares of the Company's common stock, equating to approximately $3.4 million based on a price per share of $11.76.

Item 3.02.  Unregistered Sales of Equity Securities

      See Item 2.01 of this report.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 (the "Securities Act") in connection with sale and issuance of the shares mentioned in Item 2.01 of this report. Vectra Oil & Gas, Ltd. was a "sophisticated investor" and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. Vectra acquired these securities for its own account. The certificate representing the shares of common stock bears a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration under the Securities Act. No commission was paid to any person in connection with the sale or issuance of these securities.


 Item 9.01.  Financial Statements and Exhibits

Exhibit No.    Description
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   99          Press Release dated April 30, 2015, announcing the acquisition of oil and gas leases from Vectra Oil & Gas, Ltd.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 30, 2015

                                 SYNERGY RESOURCES CORPORATION


                                 By:  /s/ Frank L. Jennings
                                      ----------------------------------
                                       Frank L. Jennings, Principal Financial
                                         and Accounting Officer